OPTIONS	12 Months Ended
Jun. 30, 2024
OPTIONS

19. OPTIONS

On November 22, 2018, the Company’s shareholders approved and the Company adopted a rolling stock option plan (the “Option Plan”), under which the Board of Directors may from time to time, in its discretion, grant to directors, officers, employees and consultants of the Company. Pursuant to the Option Plan, the Company may issue options for such period and exercise price as may be determined by the Board of Directors, and in any case not exceeding ten (10) years from the date of grant with the total options issued under the Option Plan not exceeding ten percent (10%) of the common shares of the Company, outstanding at the time of the granting of such options. The minimum exercise price of an option granted under the Option plan must not be less than the market value of the common shares on the date such option is granted.

Outstanding options as at June 30, 2024 are as follows:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Life Remaining (years)
June 30, 2022	5,100,000	0.31	0.78
Issued	-	-	-
Exercised	-	-	-
Expired	(5,100,000)	0.31	-
June 30, 2023	-	$-	-
Expired	-	-	-
June 30, 2024	-	$-	-

There were no stock options issued during the years ended June 30, 2024, 2023 and 2022.

During the year ended June 30, 2022 and in connection with stock options previously issued to consultants, stock options were exercised for the purchase of 200,000 common shares of the Company at an exercise price of $0.25 per share for gross proceeds of $50,000. As a result of this exercise, contributed surplus in the amount of $25,959 was transferred to share capital.

During the year ended June 30, 2024, nil (2023 – 5,100,000) stock options expired, unexercised. During the year ended June 30, 2024, 2023 and 2022, the Company expensed $nil of the fair value of the stock options.